UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2023

SUMMIT HEALTHCARE ACQUISITION CORP.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-40466	98-1574360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1101, 11th Floor 1 Lyndhurst Tower, 1 Lyndhurst Terrace Central, Hong Kong		N/A
(Address of Principal Executive Offices)		(Zip Code)

+852-2155-7212

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	SMIHU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share, included as part of the units	SMIH	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SMIHW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 14, 2023, Summit Healthcare Acquisition Corp., an exempted company incorporated with limited liability under the laws of Cayman Islands (“Summit”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, a total of 15,865,381 (approximately 61.61%) of Summit’s issued and outstanding ordinary shares (the “Summit Shares”) held of record as of February 2, 2023, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum for the transaction of business.

Summit’s shareholders voted on the following proposals at the Extraordinary General Meeting, in each case as defined and described in greater detail in the definitive proxy statement/final prospectus filed with the U.S. Securities Exchange Commission (the “SEC”) on February 8, 2023 (as supplemented, amended or updated from time to time, the “Proxy Statement/Prospectus”).

Capitalized terms not otherwise defined herein have the same meanings ascribed to them in the Proxy Statement/Prospectus.

Proposal No. 1 – The Business Combination Proposal – The approval of this proposal required an ordinary resolution under Cayman Islands law and the Summit Articles, being the affirmative vote of the holders of a majority of the issued and outstanding Summit Shares present in person physically or by virtual attendance or represented by proxy and entitled to vote at the Extraordinary General Meeting. The Business Combination Proposal was approved. The voting results of the Summit Shares were as follows:

For	Against	Abstain
13,435,758	2,429,219	404

Proposal No. 2 – The Merger Proposal – The approval of this proposal required a special resolution under Cayman Islands law and the Summit Articles, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding Summit Shares present in person physically or by virtual attendance or represented by proxy and entitled to vote at the Extraordinary General Meeting. The Merger Proposal was approved. The voting results of the Summit Shares were as follows:

For	Against	Abstain
13,435,758	2,429,219	404

Proposal No. 3 – The Adjournment Proposal – This proposal was not presented at the Extraordinary General Meeting, as each of the other Proposals received a sufficient number of votes for approval.

Item 7.01 Regulation FD Disclosure.

On March 14, 2023, Summit and YS Biopharma issued a joint press release announcing the approval of the Business Combination and other related proposals by Summit’s shareholders. A copy of the joint press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Summit under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01 Other Events.

19,388,769 Summit Shares were redeemed in connection with the Extraordinary General Meeting. Based on such results, the “Redemption Rate” is 96.9% and the “Summit Class A Exchange Ratio” is 1.4286 for the purposes of the Business Combination, as such terms are defined in the Proxy Statement/Prospectus.

Based on the results of the Extraordinary General Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement/Prospectus, the Business Combination and other transactions contemplated by the Business Combination Agreement is expected to be consummated on March 16, 2023. Following the consummation of the Business Combination, the ordinary shares and warrants of YS Biopharma are expected to begin trading on the Nasdaq Capital Market under the symbols “YS” and “YSBPW,” respectively, on March 17, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated March 14, 2023

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Summit and YS Biopharma believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, each of Summit and YS Biopharma caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there are risks and uncertainties described in the Proxy Statement/Prospectus relating to the proposed Business Combination and other documents filed by YS Biopharma or Summit from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Summit nor YS Biopharma can assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Business Combination transaction due to the failure to satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Business Combination, the amount of redemption requests made by Summit’s public shareholders, costs related to the Business Combination, the impact of the global COVID-19 pandemic, the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination, the outcome of any potential litigation, government or regulatory proceedings, the sales performance of the marketed vaccine product and the clinical trial development results of the product candidates of YS Biopharma, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in Proxy Statement/Prospectus filed with SEC on February 8, 2023, as supplemented on February 21, 2023, and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2021 of Summit and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Summit nor YS Biopharma presently know or that Summit and YS Biopharma currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this Current Report represent the views of Summit and YS Biopharma as of the date of this Current Report. Subsequent events and developments may cause those views to change. However, while Summit and YS Biopharma may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Summit or YS Biopharma as of any date subsequent to the date of this Current Report. Except as may be required by law, neither Summit nor YS Biopharma undertakes any duty to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HEALTHCARE ACQUISITION CORP.
Dated: March 14, 2023
	By:	/s/ Bo Tan
Bo Tan
Chief Executive Officer, Co-Chief Investment Officer and Director